ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                July 1, 2000 - July 31, 2000
                                  ----------------------------

SETTLEMENT DATE:                            15-Aug-00
                                  ----------------------------

A.   SERIES INFORMATION
     ------------------
     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
     -------------------------------------------------------

     (a.)    Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . .                      $ 138,938,412.66
                                                                                                                ------------------
     (b.)    Contract Principal Balance of all Collections allocable to Contracts . . . . .   $  8,444,048.95
                                                                                             -----------------
     (c.)    Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . .   $    562,961.08
                                                                                             -----------------
     (d.)    Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . .                      $   9,007,010.03
                                                                                                                ------------------


     (e.)    Ending Aggregate Contract Principal Balance of all Contracts as of this
             Settlement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $ 129,931,402.63
                                                                                                                ------------------
             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
             --------------------------------------------------------------------------

     (f.)    Class A Principal Balance as of this Settlement Date . . . . . . . . . . . . .                      $ 114,755,321.77
                                                                                                                ------------------
             (Class A Note Factor). . . . . . . . . . . . . . . . .      0.3464835
                                                                   ---------------
     (g1.)   Class A-1 Principal Balance .(Note Factor) . . . . . .      0.0000000                   -
                                                                   ---------------           -----------------
     (g2.)   Class A-2 Principal Balance . (Note Factor). . . . . .      0.2397649            $ 45,555,321.77
                                                                   ---------------           -----------------
     (g3.)   Class A-3 Principal Balance . (Note Factor). . . . . .      1.0000000            $ 23,300,000.00
                                                                   ---------------           -----------------
     (g4.)   Class A-4 Principal Balance . (Note Factor). . . . . .      1.0000000            $ 45,900,000.00
                                                                   ---------------           -----------------
     (h.)    Class B Principal Balance as of this Settlement Date . . . . . . . . . . . . .                      $   5,651,070.22
                                                                                                                ------------------
             (Class B Note Factor)                                       0.2983985
                                                                   ---------------
     (i.)    Class C Principal Balance as of this Settlement Date . . . . . . . . . . . . . .                    $       -
                                                                                                                ------------------
             (Class C Note Factor)                                       0.0000000
                                                                   ---------------
     (l.)    Class D Principal Balance as of this Settlement Date . . . . . . . . . . . . . .                    $   9,525,010.64
                                                                                                                ------------------
             (Class D Note Factor)                                       0.6349878
                                                                   ---------------

II.  COMPLIANCE RATIOS
     -----------------

     (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
             related Calculation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 140,033,287.73
                                                                                                                ------------------
     (b1.)   % of CBR 31 days or more delinquent as of the related Calculation Date . . . . .                          7.15%
                                                                                                                ------------------
     (b2.)   Preceeding Month %:                                            Jun-00  . . . . . . . . . . . . . .        7.50%
                                                                   ---------------                              ------------------
     (b3.)   2nd Preceeding Month %:                                        May-00  . . . . . . . . . . . . . .        8.07%
                                                                   ---------------                              ------------------
     (b4.)   Three month rolling average % of CBR 31 days or more delinquent. . . . . . . . . . . . . . . . . .        7.57%
                                                                                                                ------------------

     (c.)    Does the three month rolling average % of CBR which are 31 days or more
             delinquent exceed 10.5% ? . Y or N.                                                                        NO
                                                                                                                ------------------

             (Amortization Period Only)
     (d)     Cumulative Net Loss Percentage as of the related Collection Period . . . . . . .                          2.69%
                                                                                                                ------------------
             Does the Cumulative Net Loss Percentage exceed
     (d1.)   4.0 % from the Beginning Period to and including 12th Collection
             Period ?  Y or N . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           N/A
                                                                                                                ------------------
     (d2.)   5.5 % from 13th Collection Period to and including 24th Collection
             Period ? Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           NO
                                                                                                                ------------------
     (d3.)   7.0 % from 25th Collection Period and thereafter ? Y or N  . . . . . . . . . . .                           N/A
                                                                                                                ------------------
             (If Yes to e1 or e2 or e3, then a Residual Event occurs)

     (e1.)   Residual Realization for the related Collection Period > 100% (YES/NO) . . . . . . . . . . . . . .         YES
                                                                                                                ------------------
     (e2.)   Preceeding Month:                                              Jun-00 > 100% (YES/NO). . . . . . .         YES
                                                                   ---------------                              ------------------
     (e3.)   2nd Preceeding Month:                                          May-00 > 100% (YES/NO). . . . . . .         YES
                                                                   ---------------                              ------------------
     (e4.)   Three month rolling average Residual Realization Ratio > 100% (YES/NO) . . . . . . . . . . . . . .         YES
                                                                                                                ------------------
             (If less than 100%, then a Residual Event Occurs)


III. FLOW OF FUNDS
     -------------

             The amount of available funds on deposit in the Series 1998-1 Facility Account . . . . . . . . . .  $  10,500,140.09
                                                                                                                ------------------


         (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter
             ----------------------------------------------------------------------------------------

     (a.)    To the Servicer, Unrecoverable Servicer Advances . . . . . . . . . . . . . . . .                          140,431.87
                                                                                                                ------------------
     (b.)    To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
             Servicing Income, if any . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                                ------------------

             To Series 1998-1 Noteholders:
             -----------------------------
     (c.)    To Class A, the total Class A Note Interest and Class A Overdue Interest
             for the related period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $     603,400.82
                                                                                                                ------------------
                  Interest on Class A-1 Notes . . . . . . . . . . . . . . . . . . . . . . . . $             -
                                                                                             -----------------


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
                  Interest on Class A-2 Notes . . . . . . . . . . . . . . . . . . . . . . . . $    259,524.99
                                                                                             -----------------
                  Interest on Class A-3 Notes . . . . . . . . . . . . . . . . . . . . . . . . $    115,140.83
                                                                                             -----------------
                  Interest on Class A-4 Notes . . . . . . . . . . . . . . . . . . . . . . . . $    228,735.00
                                                                                             -----------------

     (d.)    Interest on Class B Notes for the related period . . . . . . . . . . . . . . . .                    $      34,074.07
                                                                                                                ------------------

     (e.)    Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . .                    $              -
                                                                                                                ------------------

     (f.)    To Series 1998-1 Noteholders:
             -----------------------------
             To Class A, the total Principal Payment and Class A Overdue Principal, if any. .                        7,954,984.81
                                                                                                                -----------------
                  Principal Payment to Class A-1 Noteholders. . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------
                  Principal Payment to Class A-2 Noteholders. . . . . . . . . . . . . . . . . $  7,954,984.81
                                                                                             -----------------
                  Principal Payment to Class A-3 Noteholders. . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------
                  Principal Payment to Class A-4 Noteholders. . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------
             To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . .                        1,052,025.22
                                                                                                                -----------------
             To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . .                                  -
                                                                                                                -----------------

     (g)     Overdue Principal (included in the Principal Payments per above, if any):
             -------------------------------------------------------------------------
             To Class A, total for Overdue Principal. . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------
                  Overdue Principal to Class A-1                        N/A
                                                                   ---------------
                  Overdue Principal to Class A-2                        N/A
                                                                   ---------------
                  Overdue Principal to Class A-3                        N/A
                                                                   ---------------
                  Overdue Principal to Class A-4                        N/A
                                                                   ---------------
             To Class B for Overdue Principal . . . . . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------
             To Class C for Overdue Principal . . . . . . . . . . . . . . . . . . . . . . . .      N/A
                                                                                             -----------------

     (h1.)   Until the Reserve Account Funding Date:
             ---------------------------------------
             To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS. . . . . .         N/A
                                                                                                                -----------------

     (h2.)   After the Reserve Account Funding Date:
             ---------------------------------------
             To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any. . . . . .. . . .         115,782.01
                                                                                                                -----------------

     (i.)    To the Reserve Account, the amount needed to increase the amount on deposit in the
             Reserve Account to the Required Reserve Amount for such Payment Date. . . . . . . . . . . . . . .         N/A
                                                                                                                -----------------

     (j.)    Upon the occurrence of a Residual Event               the lesser of:
             ---------------------------------------
     (j1.)   (A) the Available Funds remaining on deposit in the Facility Account and . . . .      N/A
                                                                                             -----------------
     (j2.)   (B) the aggregate amount of Residual Receipts included in Available Funds. . . .      N/A
                                                                                             -----------------
     (j3.)   To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         N/A
                                                                                                                -----------------

     (k.)    To Class D Noteholders for Principal Payment . . . . . . . .. . . . . . . . . . . . . . . . . . .                 -
                                                                                                                -----------------
     (l.)    To Class D Noteholders for Overdue Principal, if any . . . . . . . . . . . . . .                          N/A
                                                                                                                -----------------
         (3) To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .. . . . .   $             -
                                                                                                                -----------------

         (4) To the Trustee to Fund the Servicer Conversion Expense Account. . . . . . . . . . . . . . . . . .   $    100,000.00
                                                                                                                -----------------

         (5) To the Series Obligors, as holders of the Residual Interest, any Available
             Funds remaining on deposit in the Facility Account. . . . . . . . . . . . . . . . . . . . . . . .   $    499,441.29
                                                                                                                -----------------


IV.  SERVICER ADVANCES
     -----------------

     (a.)    Aggregate amount of Servicer Advances at the beginning of the related
             Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,567,589.43
                                                                                                                -----------------
     (b.)    Servicer Advances reimbursed during the related Collection Period. . . . . . . .                          81,304.10
                                                                                                                -----------------
     (c.)    Amount of unreimbursed Servicer Advances to be reimbursed on the Settlement
             Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         140,431.87
                                                                                                                -----------------
     (d.)    Servicer Advances made during the related Collection Period. . . . . . . . . . .
                                                                                                                -----------------
     (e.)    Aggregate amount of Servicer Advances at the end of the Collection Period. . . .                    $  2,345,853.46
                                                                                                                -----------------

V.   RESERVE ACCOUNT
     ---------------

     (a.)    Amount on deposit at the beginning of the related Collection Period. . . . . . .                    $  4,205,935.57
                                                                                                                -----------------
     (b.)    Amounts used to cover shortfalls, if any,  for the related Collection Period. . . . . . . . . . .   $             -
                                                                                                                -----------------
     (c.)    Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . . .   $             -
                                                                                                                -----------------
     (d.)    Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .   $     23,138.66
                                                                                                                -----------------
     (e.)    Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . . .   $  4,229,074.23
                                                                                                                -----------------

                                                                                                                -----------------
     (f.)    Required Reserve Amount needed as of the related Collection Period. . . . . . . . . . . . . . . .   $  3,913,207.74
                                                                                                                -----------------

     (g1.)   If (f) is greater than (e), then amount of shortfall . . . . . . . . . .. . . . . . . . . . . . .              0.00
                                                                                                                -----------------
     (g2.)   If (e) is greater than (f), then excess amount to be transferred to the Series Obligors . . . . .        315,866.49
                                                                                                                -----------------
     (h.)    Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . . .   $  3,913,207.74
                                                                                                                -----------------

VI.  RESIDUAL ACCOUNT
     ----------------

     (a.)    Amount on deposit at the beginning of the related Collection Period . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
     (b.)    Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
     (c.)    Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . . . . . . .              0.00
                                                                                                                -----------------
     (d.)    Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . .              0.00
                                                                                                                -----------------


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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      -----------------------------------

      (a.)    Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
      (b.)    Amounts transferred from the Facility Account. . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
      (c.)    Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------
      (d.)    Amount on deposit as of this Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                                                -----------------

VIII. ADVANCE PAYMENTS
      ----------------

     (a.)    Beginning aggregate Advance Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  2,141,858.07
                                                                                                                -----------------
     (b.)    Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . . .   $  1,462,407.19
                                                                                                                -----------------
     (c.)    Investment earnings for the related Collection Period . . . . . . . . . . . . . . . . . . . . . .   $     14,236.15
                                                                                                                -----------------
     (d.)    Amount of Advance Payments withdrawn for deposit into Facility Account. . . . . . . . . . . . . .   $  1,614,934.90
                                                                                                                -----------------
     (e.)    Ending aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  2,003,566.51
                                                                                                                -----------------


     ADVANTA BUSINESS SERVICES CORP., AS SERVICER

     BY:          /s/ John Paris
                  --------------

     TITLE:       SR VP
                  -------------------------

     DATE:        08/10/00
                  --------------------------








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